CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                       CLAYMORE/ZACKS COUNTRY ROTATION ETF
                CLAYMORE/ZACKS INTERNATIONAL YIELD HOG INDEX ETF


           SUPPLEMENT DATED JULY 10, 2007 TO THE CURRENTLY EFFECTIVE
                     PROSPECTUS FOR THE ABOVE LISTED FUNDS:

The first sentence of the third paragraph under "How to Buy and Sell Shares - Distributions" is deleted in its entirety and replaced with the following:

"Income dividends, if any, are distributed to shareholders annually for the Claymore/Zacks Country Rotation ETF and quarterly for the Claymore/Zacks International Yield Hog Index ETF."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.